Exhibit 10.1
Greenbacker Renewable Energy Corporation

August 25, 2025

Dear Dan,
On behalf of Greenbacker Renewable Energy Corporation (collectively with its direct and indirect parents, subsidiaries and its successors and assigns, the “Company”), I am pleased to offer you employment on the terms and conditions set forth in this offer letter.
1.Employment. You will be employed to serve on a full-time basis as the Company’s Chief Executive Officer, starting on September 1, 2025 (the “Hire Date”). You shall have all the duties and responsibilities consistent with the position of Chief Executive Officer. You agree to devote your full professional time, best efforts, skills, knowledge, attention, and energy to the advancement of the Company’s business objectives and interests, and to the performance of your duties and responsibilities as the chief executive of the Company. Notwithstanding the foregoing, you shall continue to be permitted to perform such outside professional obligations that have been previously disclosed to the Company. Your principal place of employment with the Company shall be in New York, New York; however, you may be required to travel from time to time for business purposes and in the performance of your job duties.
While we currently expect that the maximum potential bonus and incentive amounts that you could earn are reflected below, you may be eligible to receive higher payouts, depending on your individual performance and the Company’s performance.
2.Base Salary. Your 2025 annualized base salary will be Six Hundred Fifty Thousand Dollars ($650,000.00), less applicable taxes and withholdings (the “Base Salary”), to be paid in installments in accordance with the Company’s regular payroll practices. Your Base Salary may be increased from time to time in accordance with normal business practices and at the discretion of the Company.
3.Bonus. For the period between January 1, 2025 and the Hire Date, you will remain eligible for a bonus pursuant to the terms of your August 29, 2023 offer letter; and you acknowledge that this bonus is not guaranteed and will be determined pursuant to your performance and the Company’s performance. As of the Hire Date, you will be eligible for an annual bonus, the target of which shall be 115% of your Base Salary. In 2025, this bonus will be prorated for the days that you are employed as Chief Executive Officer. The amount of your annual bonus shall be determined by both your individual performance and the overall performance of the Company based upon goals established by the Board of Directors of the Company in consultation with you. Nonetheless, the Company retains sole discretion to determine the amount of, or the eligibility for, this annual bonus. The bonus shall be considered earned as of the end of the calendar year that the bonus relates to. The bonus, if any, shall be paid no later than March 15 of the year following the year that the bonus relates to.
4.Promotional Long Term Incentive Award. In recognition of your qualifications and your agreement to serve in the capacity of Chief Executive Officer, the Company is providing you with a one-time Promotional Long Term Incentive grant of equity-based compensation with a total value that is equal to $1,000,000 (the “Promotional Grant”) consisting of 196,772.92 time-based restricted share units in two separate tranches. Specifically, Tranche 1, which is equal to 50% of the total Promotional Grant, shall vest on the Hire Date. Tranche 2, which is equal to 50% of the total Promotional Grant, shall vest subject to time-based vesting conditions as set forth in the 2025 LTIP award agreements (defined below and incorporated herein by reference) and will have a vesting commencement date of April 1, 2025. The Promotional Grant shall be granted to you within 30 days of the Hire Date.
5.Long Term Incentive Plan. You will also continue to be eligible to participate in the Company's Long Term Incentive Compensation Plan (“LTIP”), under which you will be eligible to receive a grant of equity-based compensation with a total value that is equal to $1,000,000 (the “Supplemental LTIP Equity Grant”) consisting of 65,591.11 time-based restricted share units with a vesting commencement

Exhibit 10.1
date of April 1, 2025 and 131,182.21 performance-based restricted share units with a three-year performance period commencing January 1, 2025, in addition to the grants of equity-based compensation you were previously awarded on June 3, 2025, and July 7, 2025, which grants hold a total combined value that is equal to $1,500,000, under the terms of the LTIP (the “Original LTIP Equity Grant”). The Supplemental LTIP Equity Grant and Original LTIP Equity Grant will be subject to time-based and performance- based vesting conditions as set forth in the 2025 LTIP award agreements, incorporated herein by reference. The terms of the LTIP are set forth in the plan documents, which are also incorporated herein by reference. Other than the Promotional Grant, Supplemental LTIP Equity Grant and Original LTIP Equity Grant, you are not eligible for any further awards under the LTIP.1 The Supplemental LTIP Equity Grant shall be granted to you within 30 days of the Hire Date.
6.Company Policies and Procedures. You will be subject to all applicable employment and other policies of the Company. Your employment will be at-will, meaning that you or the Company may terminate the employment relationship at any time, with or without cause, and with or without notice. We request that, in the event you decide to resign your employment, you provide us with at least three (3) months’ advance notice of the same.
7.Executive Protection Plan. You will be eligible to participate in the Company's Executive Protection Plan (“EPP”), and you will receive a separate notice confirming the details of your participation in this plan, as well as plan documents you must sign to be eligible for the benefits available under the EPP, which is attached hereto as Tab A. As Chief Executive Officer, you will be placed in Tier A of the EPP, as set forth in the First Amendment to the EPP, attached hereto as Tab B, which provides for the following benefits, under the conditions described therein:
1.In the event of a Qualifying Termination: (i) continuation of your Base Salary for a period of twenty-four (24) months; (ii) Welfare Continuation for a period of twelve (12) months; and (iii) payment of your Average Bonus, as defined in the EPP;
2.In the event of a Qualifying Change in Control Termination: (i) continuation of your Base Salary for a period of thirty-six (36) months; (ii) Welfare Continuation for a period of eighteen (18) months; and (iii) payment of your Average Bonus, as defined in the EPP.

8.Benefits. You will be eligible for benefits similar to those provided by the Company to similarly-situated employees. The provision of such benefits will be subject to the eligibility requirements and other terms set forth in the Company's benefit plan documents and formal policies. Any benefits offered by the Company may be modified or changed from time to time at the sole discretion of the Company, provided any such modification or change impacts all similarly-situated employees equally. The Company's provision of benefits to you in no way changes or impacts your status as an at-will employee.
9.Representations Regarding Prior Contractual Obligations. You hereby represent and warrant to the Company: (a) that you are free to enter into an employment relationship with the Company and fully perform the duties of Chief Executive Officer of the Company, and that you are not subject to any employment, confidentiality, non-competition, non-solicitation or other agreement that may in any way restrict you from performing any of your job duties as Chief Executive Officer of the Company; (b) that your employment by the Company as Chief Executive Officer may not conflict with the terms of any agreement to which you are a party or by which you are otherwise bound, and does not violate any order, judgment or injunction applicable to you; (c) that you are not bound by or a party to any contract, restrictive covenant or other restriction that may either prevent you from entering into employment with the Company or from carrying out any of your duties as Chief Executive Officer of
1 The 2025 LTIP award agreements for the Promotional Grant and Supplemental LTIP Equity Grant are attached hereto as Tab D. In the event of a conflict between the terms of this Offer Letter and the 2025 LTIP award agreements, the terms of the 2025 LTIP award agreements shall control.

Exhibit 10.1
the Company, or which is in any way inconsistent with or conflicts with the terms of this offer letter; (d) that you are not aware of any pending, potential or threatened litigation against you regarding (i) any claims against you by anyone for breach of contract, trade secret misappropriation, tortious interference, or (ii) any claim related to any breach of your legal, contractual, fiduciary or statutory obligations regarding a prior employer; and (e) that all facts you have presented or will present to the Company in connection with your employment are accurate and true, including all oral and written statements you have made on any job application, resume or c.v., in any interview or discussion with the Company (e.g., statements pertaining to your education, training, qualifications, licensing and prior work experience), as well as any representations you have made in this Offer Letter by signing below.
10.Choice of Law/Forum. This offer letter, the rights, and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (without regard to its choice of law provisions).
11.Non-Solicitation/Non-Disclosure/Confidentiality. As part of your employment with the Company, you will have access to a significant amount of the Company’s confidential, proprietary, trade secret, and personnel information. Accordingly, you agree to be bound by the terms of the Non-Solicitation/Non-Disclosure and Confidentiality Agreement, attached hereto as Tab C, and incorporated herein by reference. By signing below, you agree to the terms and conditions contained therein.
12.Modification. No modification, amendment, or waiver of any of the provisions of this offer letter shall be effective unless in writing and signed by both Parties.
13.Attorney Fees. The Company will directly pay, or reimburse you, for the reasonable and documented legal expenses incurred by you in connection with the review, negotiation and finalization of this letter and any related agreements.
14.Indemnification. You shall be entitled to indemnification and advancement of expenses from the Company as and to the extent provided Greenbacker Renewable Energy Company LLC’s Fifth Amended and Restated Operating Agreement, as may be amended and restated or otherwise modified from time to time but in no event will your entitlement to indemnification and advancement of expenses from the Company be diminished, more restrictive, or less advantageous to you than as provided in the Fifth Amended and Restated Operating Agreement.
I would appreciate it if you could confirm acceptance of the above terms by executing this letter and returning it to me via email no later than August 27, 2025. Thanks in advance, and I look forward to hearing from you.

Kind regards,

/s/ Debi Lee
Debi Lee, Chief People Officer
Greenbacker Renewable Energy Corporation, Greenbacker Administration, LLC

Exhibit 10.1
By my signature below, I agreed to and acknowledge the terms of the above Offer Letter, agree to the terms and conditions of the Non-Solicitation/Non-Disclosure and Confidentiality Agreement, attached hereto as Tab C, and incorporated herein by reference, and attest that any statements or representations made by me herein are true and accurate to the best of my knowledge.

Daniel J. de Boer
/s/ Daniel J. de Boer
Signature

8/25/2025
Date

Exhibit 10.1

DANIEL DE BOER PERFORMANCE-BASED VESTING
SUPPLEMENTAL LTIP Equity Grant

GREENBACKER RENEWABLE ENERGY COMPANY LLC 2023 EQUITY INCENTIVE PLAN

RESTRICTED SHARE UNIT GRANT AND AGREEMENT

This RESTRICTED SHARE UNIT GRANT AND AGREEMENT (this "Agreement"), is made effective on September 1, 2025 (the "Date of Grant") by and between Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (together with its successors and assigns, the "Company") and the participant ("Participant") identified on the signature page attached hereto (the "Signature Page").
R E C I T A L S:
WHEREAS, the Company has adopted the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan (as it may be amended, the "Plan"), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its Members to grant the Restricted Share Units provided for herein to Participant pursuant to the Plan and the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.Grant of Restricted Share Units.
(a)Grant. The Company hereby grants to Participant on the Date of Grant, on the terms and conditions hereinafter set forth in this Agreement, an award of 262,364.42 Restricted Share Units in respect of Class P-I Shares (the "RSU Award"), subject to adjustment as set forth in the Plan and this Agreement.
(b)Vesting.
(i)The RSU Award shall vest in accordance with Schedule I attached hereto.
(ii)Upon a Termination for any reason prior to March 31, 2028, all unvested Restricted Share Units shall be forfeited for no consideration; provided, however, that notwithstanding the foregoing, in the event of Participant’s Termination due to (A) Retirement, (B) death, (C) Qualifying Disability,
(D) a Determination of Incompetence or (E) a Qualifying Change in Control Termination, Participant shall retain all of the Restricted Share Units (subject to adjustment based on the determination of the performance- vesting conditions as set forth in Schedule I). The Restricted Share Units that Participant is entitled to retain following any such Termination shall be

Exhibit 10.1

considered Vested Restricted Share Units for purposes of this Agreement upon the later of (x) the earlier of (I) the date of Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination and (II) the date on which Participant satisfies the age and service requirements for Retirement and (y) the earlier of (A) the date of a Business Combination and (B) the last day of the Performance Period.
(iii)For purposes of this Agreement, (A) “Retirement” means Participant’s voluntary Termination after such date that Participant has (1) attained the age of fifty-five (55) and provided service to the Company Group for a continuous period of at least fifteen (15) years, (2) attained the age of sixty (60) and provided service to the Company Group for a continuous period of at least ten (10) years or (3) attained the age of sixty-five (65) and provided service to the Company Group for a continuous period of at least three (3) years; provided, however, that such a voluntary Termination will not be treated as a Retirement unless (x) Participant shall have provided at least six
(6) months’ advance written notice prior to the actual date of Participant’s Termination to Participant’s reporting person (or, if applicable, the Board) and the Company’s most senior Human Resources Officer of Participant’s potential decision to retire, (y) Participant shall have worked in good faith with the Company to transition Participant’s duties and responsibilities prior to the actual date of Participant’s Termination and (z) prior to the actual date of Participant’s Termination, Participant shall have entered into an effective and irrevocable separation agreement in a form and manner satisfactory to the Company that may include, without limitation, (I) a general release of claims in favor of the Company Group and (II) customary post-termination noncompete, nonsolicit and other restrictive covenants in favor of the Company Group, (B) “Qualifying Disability” means a “qualifying disability” (as such term is defined in Section 72(m)(7) of the Code) of Participant for a non-temporary period of time, as determined by the Board and confirmed by a qualified independent physician; provided, that the condition causing the qualifying disability was not pre- existing on the Date of Grant, (C) “Determination of Incompetence” means a “determination of incompetence” of Participant by a state or federal court located in the United States accompanied by the court order, determination or the certificate of the court declaring Participant incompetent and (D) “Qualifying Change in Control Termination” shall have the same meaning as set forth in the Greenbacker Renewable Energy Corporation Executive Protection Plan (as amended from time to time).
(iv)For purposes of this Agreement, (A) any Restricted Share Unit which has become both service- and performance-vested in accordance with this Agreement shall be referred to as a "Vested Restricted Share Unit", and
(B) any Restricted Share Unit which is not a Vested Restricted Share Unit shall be referred to as an "Unvested Restricted Share Unit".
(c)Settlement of Restricted Share Units.

Exhibit 10.1
(i)Vested Restricted Share Units shall be settled as soon as reasonably practicable following the later of the service-vesting date and the performance-vesting date of such Vested Restricted Share Units (and, in any event, no later than the date which is two and one-half (2½) months following the end of the calendar year in which such later vesting date occurs); provided, however, that notwithstanding the foregoing, if Participant’s first date of Retirement eligibility is prior to March 31, 2028, then the Vested Restricted Share Units shall be settled as soon as reasonably practicable, but in all events within ninety (90) days, following March 31, 2028. Upon the settlement of a Vested Restricted Share Unit, the Company shall pay to Participant an amount equal to the value of one Class P-I Share, as determined by the Committee. As determined by the Committee, the Company shall pay such amount in (w) cash, (x) Common Shares (y) other securities or other property (including, without limitation, Corp Stock), as applicable or (z) any combination thereof.
(ii)Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to issue or transfer any Common Shares as contemplated by this Agreement unless and until such issuance or transfer complies with all relevant provisions of law. As a condition to the settlement of any portion of the RSU Award evidenced by this Agreement, Participant may be required to deliver certain documentation to the Company.
2.Repayment of Proceeds; Clawback. The RSU Award and all proceeds related to the RSU Award are subject to the clawback and repayment terms set forth in Sections 14(v) and 14(w) of the Plan and the Company's clawback policy, as in effect from time to time. If Participant's service with the Company Group is terminated by the Company for Cause or the Company Group discovers after Participant's Termination that grounds for a Termination for Cause existed at the time thereof, then Participant shall be required to pay to the Company, within ten (10) business days following the Company's request to Participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received either in cash in respect of the settlement of Restricted Share Units, or upon the sale or other disposition of, or Distributions in respect of, Common Shares acquired upon the settlement of the RSU Award. Any reference in this Agreement to grounds existing for a Termination for Cause shall be determined without regard to any notice period, cure period or other procedural delay or event required prior to a finding of, or Termination for, Cause. The foregoing remedy shall not be exclusive.
3.Legend. To the extent applicable, all book entries (or certificates, if any) representing the Common Shares delivered to Participant as contemplated by Section 1(c) above shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include

Exhibit 10.1

a description to the effect of any restrictions.
4.Joinder Agreement. As a condition precedent to the issuance of any Common Shares pursuant to Section 1(c) hereof, if Participant has not already done so, Participant shall be required to sign a joinder agreement to the LLC Agreement in the form supplied by the Company.

5.No Right to Continued Engagement. Neither the Plan nor this Agreement nor Participant's receipt of the Restricted Share Units hereunder shall impose any obligation on the Company Group to continue the engagement of Participant. Further, the Company Group may at any time terminate the engagement of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.
6.Restrictions on Transfer; Lock-up. Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSU Award, other than to Permitted Transferees as may be permitted by the Committee from time to time in accordance with applicable laws and Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the RSU Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the RSU Award shall terminate and become of no further effect.
7.Withholding. Participant may be required to pay to the Company or any of its Affiliates, and, notwithstanding anything in the Plan to the contrary, the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Share Units, their grant or vesting or any payment or transfer with respect to the Restricted Share Units up to the maximum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. To satisfy Participant’s maximum income, employment and/or other applicable taxes that are statutorily required to be withheld, the Company shall withhold from the Common Shares otherwise issuable or deliverable to, or that would otherwise be retained by, Participant Common Shares with an aggregate Fair Market Value equal to an amount not in excess of such maximum statutorily required withholding liability (or portion thereof). Without limiting the foregoing, if any portion of the RSU Award is considered to provide a “deferral of compensation” under Section 409A of the Code, certain payroll taxes (FICA) may be due upon Participant satisfying the age and service requirements for Retirement or upon Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination, and in any such case, the Company shall be authorized to withhold the applicable employee portion of Participant’s FICA tax obligations at such time and on any applicable dates thereafter and to satisfy Participant’s FICA tax obligations, the Company shall withhold Common Shares consistent with the previous sentence.
8.Securities Laws; Cooperation. Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the LLC Agreement, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.
9.Notices. Any notice necessary under this Agreement shall be addressed to the

Exhibit 10.1
Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.
10.Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.
11.RSU Award Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Restricted Share Units granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.
12.Section 409A. It is intended that the Restricted Share Units granted hereunder shall comply with or be exempt from Section 409A of the Code (with such exemption pursuant to the "short-term deferral" rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be so exempt or in compliance. Except as otherwise permitted under Section 409A of the Code, the settlement of the Restricted Share Units shall not be accelerated or deferred (including accelerated settlement otherwise permitted under Section 12(b) of the Plan) unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A of the Code; provided that, for the avoidance of doubt, nothing in this Agreement shall otherwise restrict the Committee’s ability to accelerate vesting of the Restricted Share Units in accordance with Section 12(b) of the Plan so long as settlement is not accelerated or deferred except as otherwise permitted under Section 409A of the Code.
[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Date of Grant.
GREENBACKER    RENEWABLE    ENERGY COMPANY LLC

		By:
		/s/ Debi Lee
		Debi Lee, CPO

Date of Grant:	September 1, 2025
Target Number of Restricted Share Units Granted:	131,182.21

Acknowledged and Agreed
as of the date first written above:

/s/ Daniel de Boer
Daniel de Boer

Signature Page RSU Agreement

Exhibit 10.1

Schedule I Vesting Terms

1.Definitions.    For purposes of this Schedule I, the following definitions shall apply:
(a)"Free Cash Flow" means the amount of cash available for reinvestment or shareholder liquidity. It is defined to include (a) cash distributed from Independent Power Producing (IPP) portfolio operations, net of any non-discretionary equity contributions, (b) cash collected from our Investment Management business, (c) cash used for general and administrative expenses, including compensation and benefits, (d) cash used for hardship redemptions and shareholder servicing fees, (e) interest paid on the Corporate revolving credit facility, and (f) other income collected in cash; provided that, pursuant to Section 12(a) of the Plan, appropriate adjustments to the Free Cash Flow calculation shall be made to account for Adjustment Events; and
(b)"Performance Period" means the period of time beginning on January 1, 2025 and ending on December 31, 2027; with performance achievement determined by Free Cash Flow results from January 1, 2027 to December 31, 2027.
2.Vesting.
(a)The number of Restricted Share Units that will performance-vest (if any) will be based on Free Cash Flow during the Performance Period, determined in accordance with the below table:

Level	Free Cash Flow	Vesting (as a % of Target Number of Restricted Share Units Granted)
Threshold	>$0	50%
Target	$3.0 million	100%
Stretch	$6.0 million	150%
Maximum	$9.0 million	200%

(b)The Restricted Share Units shall performance-vest if, and only if, Free Cash Flow during the Performance Period is as follows: (i) 65,591.11 Restricted Share Units shall performance-vest if Free Cash Flow is at least $0; (ii) 131,182.21 Restricted Share Units shall performance-vest if Free Cash Flow is at least $3.0 million; (iii) 196,773.32 Restricted Share Units shall performance-vest if Free Cash Flow is at least $6.0 million; and (iv) 262,364.42 Restricted Share Units shall performance-vest if Free Cash Flow is at least $9.0 million. For the avoidance of doubt, unless otherwise determined by the Board, (x) none of the Restricted Share Units will performance-vest if Free Cash Flow during the Performance Period is negative; (y) even if Free Cash Flow during the Performance Period is in excess of $9.0 million, no more than

Exhibit 10.1

262,364.42 Restricted Share Units will performance-vest; and (z) if achieved Free Cash Flow during the Performance Period falls between any two targets set forth above, actual performance- vesting shall be determined using linear interpolation. Notwithstanding the foregoing, except as otherwise set forth in Section 1(b) of the Agreement, the Restricted Share Units shall remain Unvested Restricted Share Units after achievement of the performance-vesting conditions described in this paragraph and shall service-vest and become Vested Restricted Share Units on March 31, 2028 if Participant is continuously employed with the Company Group through March 31, 2028.
(c)At the expiration of the Performance Period, all Unvested Restricted Share Units that have not performance-vested in accordance with the performance-vesting conditions set forth in this Section 2 shall be forfeited for no consideration.
3.Business Combination. Notwithstanding anything to the contrary in Section 12(b) of the Plan, unless the Committee determines otherwise, (a) in the event a Business Combination occurs prior to March 31, 2028, the number of Restricted Stock Units that are substituted or assumed by the surviving entity (or an Affiliate thereof) of the Business Combination or with respect to which the vesting is accelerated (as may be determined by the Committee in its sole discretion), in either case shall be based on (i) target performance if the Business Combination occurs prior to the end of the Performance Period or (ii) actual performance if the Business Combination occurs on or following the end of the Performance Period and (b) any Restricted Stock Units outstanding as of immediately prior to the Business Combination following the application of clause (a) shall immediately be forfeited as of the Business Combination and Participant shall not be entitled to receive any consideration with respect thereto.

Exhibit 10.1
DANIEL DE BOER TIME-BASED VESTING
SUPPLEMENTAL LTIP Equity Grant

GREENBACKER RENEWABLE ENERGY COMPANY LLC 2023 EQUITY INCENTIVE PLAN

RESTRICTED SHARE UNIT GRANT AND AGREEMENT

This RESTRICTED SHARE UNIT GRANT AND AGREEMENT (this "Agreement"), is made effective on September 1, 2025 (the "Date of Grant") by and between Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (together with its successors and assigns, the "Company") and the participant ("Participant") identified on the signature page attached hereto (the "Signature Page").
R E C I T A L S:
WHEREAS, the Company has adopted the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan (as it may be amended, the "Plan"), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its Members to grant the Restricted Share Units provided for herein to Participant pursuant to the Plan and the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.Grant of Restricted Share Units.
(a)Grant. The Company hereby grants to Participant on the Date of Grant, on the terms and conditions hereinafter set forth in this Agreement, 65,591.11 Restricted Share Units in respect of Class P-I Shares (the "RSU Award"), subject to adjustment as set forth in the Plan and this Agreement.
(b)Vesting.
(i)Except as set forth in Section 1(b)(ii), subject to Participant's continued service with the Company Group through the applicable vesting date, the RSU Award shall vest with respect to thirty-three and one-third percent (33 1/3%) of the Restricted Share Units on each anniversary of the Vesting Commencement Date.
(ii)Upon a Termination for any reason prior to the third anniversary of the Vesting Commencement Date, all unvested Restricted Share Units shall be forfeited for no consideration; provided, however, that notwithstanding the foregoing, in the event of Participant’s Termination due to (A) Retirement, (B) death, (C) Qualifying Disability, (D) a Determination of Incompetence or (E) a Qualifying Change in Control

Exhibit 10.1

Termination, Participant shall retain all of the Restricted Share Units. The Restricted Share Units that Participant is entitled to retain following any such Termination shall be considered vested for purposes of this Agreement upon the earliest of (x) the date of Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination, (y) the date on which Participant satisfies the age and service requirements for Retirement and (z) the date any such Restricted Stock Units previously vested in accordance with Section 1(b)(i).
(iii)For purposes of this Agreement, (A) “Retirement” means Participant’s voluntary Termination after such date that Participant has (1) attained the age of fifty-five (55) and provided service to the Company Group for a continuous period of at least fifteen (15) years, (2) attained the age of sixty (60) and provided service to the Company Group for a continuous period of at least ten (10) years or (3) attained the age of sixty-five (65) and provided service to the Company Group for a continuous period of at least three (3) years; provided, however, that such a voluntary Termination will not be treated as a Retirement unless Participant shall have provided at least six (6) months’ advance written notice prior to the actual date of Participant’s Termination to Participant’s reporting person (or, if applicable, the Board) and the Company’s most senior Human Resources Officer of Participant’s potential decision to retire, (y) Participant shall have worked in good faith with the Company to transition Participant’s duties and responsibilities prior to the actual date of Participant’s Termination and
(z) prior to the actual date of Participant’s Termination, Participant shall have entered into an effective and irrevocable separation agreement in a form and manner satisfactory to the Company that may include, without limitation, (I) a general release of claims in favor of the Company Group and (II) customary post-termination noncompete, nonsolicit and other restrictive covenants in favor of the Company Group, (B) “Qualifying Disability” means a “qualifying disability” (as such term is defined in Section 72(m)(7) of the Code) of Participant for a non-temporary period of time, as determined by the Board and confirmed by a qualified independent physician; provided, that the condition causing the qualifying disability was not pre- existing on the Date of Grant, (C) “Determination of Incompetence” means a “determination of incompetence” of Participant by a state or federal court located in the United States accompanied by the court order, determination or the certificate of the court declaring Participant incompetent and (D) “Qualifying Change in Control Termination” shall have the same meaning as set forth in the Greenbacker Renewable Energy Corporation Executive Protection Plan (as amended from time to time).
(iv)For purposes of this Agreement, (A) any Restricted Share Unit which has become vested in accordance with this Agreement shall be referred

Exhibit 10.1

to as a "Vested Restricted Share Unit", and (B) any Restricted Share Unit which is not a Vested Restricted Share Unit shall be referred to as an "Unvested Restricted Share Unit".
(c)Settlement of Restricted Share Units.
(i)Vested Restricted Share Units shall be settled as soon as reasonably practicable following the vesting of such Vested Restricted Share Units (and, in any event, no later than the date which is two and one-half (2½) months following the end of the calendar year in which such vesting occurs); provided, however, that notwithstanding the foregoing, if Participant’s first date of Retirement eligibility is prior to the date that any portion of the RSU Award is scheduled to vest under Section 1(b)(i) (without regard to Section 1(b)(ii)), then such portion shall be settled as soon as reasonably practicable, but in all events within ninety (90) days, following the earlier of (A) the date such portion is scheduled to vest in accordance with Section 1(b)(i) (without regard to Section 1(b)(ii)) and
(B) the date of Participant’s death. Upon the settlement of a Vested Restricted Share Unit, the Company shall pay to Participant an amount equal to the value of one Class P-I Share, as determined by the Committee. As determined by the Committee, the Company shall pay such amount in (w) cash, (x) Common Shares (y) other securities or other property (including, without limitation, Corp Stock), as applicable or (z) any combination thereof.
(ii)Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to issue or transfer any Common Shares as contemplated by this Agreement unless and until such issuance or transfer complies with all relevant provisions of law. As a condition to the settlement of any portion of the RSU Award evidenced by this Agreement, Participant may be required to deliver certain documentation to the Company.
2.Repayment of Proceeds; Clawback. The RSU Award and all proceeds related to the RSU Award are subject to the clawback and repayment terms set forth in Sections 14(v) and 14(w) of the Plan and the Company's clawback policy, as in effect from time to time. If Participant's service with the Company Group is terminated by the Company for Cause or the Company Group discovers after Participant's Termination that grounds for a Termination for Cause existed at the time thereof, then Participant shall be required to pay to the Company, within ten (10) business days following the Company's request to Participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received either in cash in respect of the settlement of Restricted Share Units, or upon the sale or other disposition of, or Distributions in respect of, Common Shares acquired upon the settlement of the RSU Award. Any reference in this Agreement to grounds existing for a Termination for Cause shall be determined without regard to any notice period, cure period or other procedural delay or event required prior to a finding of, or Termination for, Cause. The foregoing remedy shall not be exclusive.

Exhibit 10.1

3.Legend. To the extent applicable, all book entries (or certificates, if any) representing the Common Shares delivered to Participant as contemplated by Section 1(c) above shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of any restrictions.
4.Joinder Agreement. As a condition precedent to the issuance of any Common Shares pursuant to Section 1(c) hereof, if Participant has not already done so, Participant shall be required to sign a joinder agreement to the LLC Agreement in the form supplied by the Company.

5.No Right to Continued Engagement. Neither the Plan nor this Agreement nor Participant's receipt of the Restricted Share Units hereunder shall impose any obligation on the Company Group to continue the engagement of Participant. Further, the Company Group may at any time terminate the engagement of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

6.Restrictions on Transfer; Lock-up. Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSU Award, other than to Permitted Transferees as may be permitted by the Committee from time to time in accordance with applicable laws and Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the RSU Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the RSU Award shall terminate and become of no further effect.
7.Withholding. Participant may be required to pay to the Company or any of its Affiliates, and, notwithstanding anything in the Plan to the contrary, the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Share Units, their grant or vesting or any payment or transfer with respect to the Restricted Share Units up to the maximum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. To satisfy Participant’s maximum income, employment and/or other applicable taxes that are statutorily required to be withheld, the Company shall withhold from the Common Shares otherwise issuable or deliverable to, or that would otherwise be retained by, Participant Common Shares with an aggregate Fair Market Value equal to an amount not in excess of such maximum statutorily required withholding liability (or portion thereof). Without limiting the foregoing, if any portion of the RSU Award is considered to provide a “deferral of compensation” under Section 409A of the Code, certain payroll taxes (FICA) may be due upon Participant satisfying the age and service requirements for Retirement or upon Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination, and in any such case, the Company shall be authorized to withhold the applicable employee portion of Participant’s FICA tax obligations at such time and on any applicable dates thereafter and, to satisfy Participant’s FICA tax obligations, the Company shall

Exhibit 10.1

withhold Common Shares consistent with the previous sentence.
8.Securities Laws; Cooperation. Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the LLC Agreement, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.
9.Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.
10.Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.
11.RSU Award Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Restricted Share Units granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.
12.Section 409A. It is intended that the Restricted Share Units granted hereunder shall comply with or be exempt from Section 409A of the Code (with such exemption pursuant to the "short-term deferral" rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be so exempt or in compliance. Except as otherwise permitted under Section 409A of the Code, the settlement of the Restricted Share Units shall not be accelerated or deferred (including accelerated settlement otherwise permitted under Section 12(b) of the Plan) unless such acceleration or deferral would not result in additional tax or

Exhibit 10.1

interest pursuant to Section 409A of the Code; provided that, for the avoidance of doubt, nothing in this Agreement shall otherwise restrict the Committee’s ability to accelerate vesting of the Restricted Share Units in accordance with Section 12(b) of the Plan so long as settlement is not accelerated or deferred except as otherwise permitted under Section 409A of the Code.
[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Date of Grant.
GREENBACKER    RENEWABLE    ENERGY COMPANY LLC

		By:
		/s/ Debi Lee
		Debi Lee, CPO

Date of Grant:	September 1, 2025
Target Number of Restricted Share Units Granted:	65,591.11
Vesting Commencement Date:	April 1, 2025

Acknowledged and Agreed
as of the date first written above:

/s/ Daniel de Boer
Daniel de Boer

Signature Page RSU Agreement

Exhibit 10.1
DANIEL DE BOER TIME-BASED VESTING PROMOTIONAL GRANT Tranche 2

GREENBACKER RENEWABLE ENERGY COMPANY LLC 2023 EQUITY INCENTIVE PLAN

RESTRICTED SHARE UNIT GRANT AND AGREEMENT

This RESTRICTED SHARE UNIT GRANT AND AGREEMENT (this "Agreement"), is made effective on September 1, 2025 (the "Date of Grant") by and between Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (together with its successors and assigns, the "Company") and the participant ("Participant") identified on the signature page attached hereto (the "Signature Page").
R E C I T A L S:
WHEREAS, the Company has adopted the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan (as it may be amended, the "Plan"), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its Members to grant the Restricted Share Units provided for herein to Participant pursuant to the Plan and the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.Grant of Restricted Share Units.
(a)Grant. The Company hereby grants to Participant on the Date of Grant, on the terms and conditions hereinafter set forth in this Agreement, 98,386.46 Restricted Share Units in respect of Class P-I Shares (the "RSU Award"), subject to adjustment as set forth in the Plan and this Agreement.
(b)Vesting.
(i)Except as set forth in Section 1(b)(ii), subject to Participant's continued service with the Company Group through the applicable vesting date, the RSU Award shall vest with respect to thirty-three and one-third percent (33 1/3%) of the Restricted Share Units on each anniversary of the Vesting Commencement Date.
(ii)Upon a Termination for any reason prior to the third anniversary of the Vesting Commencement Date, all unvested Restricted Share Units shall be forfeited for no consideration; provided, however, that notwithstanding the foregoing, in the event of Participant’s Termination due to (A) Retirement, (B) death, (C) Qualifying Disability, (D) a Determination of Incompetence or (E) a Qualifying Change in Control

Exhibit 10.1

Termination, Participant shall retain all of the Restricted Share Units. The Restricted Share Units that Participant is entitled to retain following any such Termination shall be considered vested for purposes of this Agreement upon the earliest of (x) the date of Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination, (y) the date on which Participant satisfies the age and service requirements for Retirement and
(z) the date any such Restricted Stock Units previously vested in accordance with Section 1(b)(i).

(iii)For purposes of this Agreement, (A) “Retirement” means Participant’s voluntary Termination after such date that Participant has (1) attained the age of fifty-five (55) and provided service to the Company Group for a continuous period of at least fifteen (15) years, (2) attained the age of sixty (60) and provided service to the Company Group for a continuous period of at least ten (10) years or (3) attained the age of sixty-five (65) and provided service to the Company Group for a continuous period of at least three (3) years; provided, however, that such a voluntary Termination will not be treated as a Retirement unless
(x) Participant shall have provided at least six (6) months’ advance written notice prior to the actual date of Participant’s Termination to Participant’s reporting person (or, if applicable, the Board) and the Company’s most senior Human Resources Officer of Participant’s potential decision to retire, (y) Participant shall have worked in good faith with the Company to transition Participant’s duties and responsibilities prior to the actual date of Participant’s Termination and
(z) prior to the actual date of Participant’s Termination, Participant shall have entered into an effective and irrevocable separation agreement in a form and manner satisfactory to the Company that may include, without limitation, (I) a general release of claims in favor of the Company Group and (II) customary post-termination noncompete, nonsolicit and other restrictive covenants in favor of the Company Group, (B) “Qualifying Disability” means a “qualifying disability” (as such term is defined in Section 72(m)(7) of the Code) of Participant for a non-temporary period of time, as determined by the Board and confirmed by a qualified independent physician; provided, that the condition causing the qualifying disability was not pre- existing on the Date of Grant, (C) “Determination of Incompetence” means a “determination of incompetence” of Participant by a state or federal court located in the United States accompanied by the court order, determination or the certificate of the court declaring Participant incompetent and (D) “Qualifying Change in Control Termination” shall have the same meaning as set forth in the Greenbacker Renewable Energy Corporation Executive Protection Plan (as amended from time to time).
(iv)For purposes of this Agreement, (A) any Restricted Share Unit which

Exhibit 10.1

has become vested in accordance with this Agreement shall be referred to as a "Vested Restricted Share Unit", and (B) any Restricted Share Unit which is not a Vested Restricted Share Unit shall be referred to as an "Unvested Restricted Share Unit".
(c)Settlement of Restricted Share Units.
(i)Vested Restricted Share Units shall be settled as soon as reasonably practicable following the vesting of such Vested Restricted Share Units (and, in any event, no later than the date which is two and one-half (2½) months following the end of the calendar year in which such vesting occurs); provided, however, that notwithstanding the foregoing, if Participant’s first date of Retirement eligibility is prior to the date that any portion of the RSU Award is scheduled to vest under Section 1(b)(i) (without regard to Section 1(b)(ii)), then such portion shall be settled as soon as reasonably practicable, but in all events within ninety (90) days, following the earlier of (A) the date such portion is scheduled to vest in accordance with Section 1(b)(i) (without regard to Section 1(b)(ii)) and
(B) the date of Participant’s death. Upon the settlement of a Vested Restricted Share Unit, the Company shall pay to Participant an amount equal to the value of one Class P-I Share, as determined by the Committee. As determined by the Committee, the Company shall pay such amount in (w) cash, (x) Common Shares (y) other securities or other property (including, without limitation, Corp Stock), as applicable or (z) any combination thereof.
(ii)Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to issue or transfer any Common Shares as contemplated by this Agreement unless and until such issuance or transfer complies with all relevant provisions of law. As a condition to the settlement of any portion of the RSU Award evidenced by this Agreement, Participant may be required to deliver certain documentation to the Company.
2.Repayment of Proceeds; Clawback. The RSU Award and all proceeds related to the RSU Award are subject to the clawback and repayment terms set forth in Sections 14(v) and 14(w) of the Plan and the Company's clawback policy, as in effect from time to time. If Participant's service with the Company Group is terminated by the Company for Cause or the Company Group discovers after Participant's Termination that grounds for a Termination for Cause existed at the time thereof, then Participant shall be required to pay to the Company, within ten (10) business days following the Company's request to Participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received either in cash in respect of the settlement of Restricted Share Units, or upon the sale or other disposition of, or Distributions in respect of, Common Shares acquired upon the settlement of the RSU Award. Any reference in this Agreement to grounds existing for a Termination for Cause shall be determined without regard to any notice period, cure period or other procedural delay or event required prior to a finding of, or Termination for, Cause. The foregoing remedy shall not be exclusive.

Exhibit 10.1

3.Legend. To the extent applicable, all book entries (or certificates, if any) representing the Common Shares delivered to Participant as contemplated by Section 1(c) above shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of any restrictions.
4.Joinder Agreement. As a condition precedent to the issuance of any Common Shares pursuant to Section 1(c) hereof, if Participant has not already done so, Participant shall be required to sign a joinder agreement to the LLC Agreement in the form supplied by the Company.

5.No Right to Continued Engagement. Neither the Plan nor this Agreement nor Participant's receipt of the Restricted Share Units hereunder shall impose any obligation on the Company Group to continue the engagement of Participant. Further, the Company Group may at any time terminate the engagement of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

6.Restrictions on Transfer; Lock-up. Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSU Award, other than to Permitted Transferees as may be permitted by the Committee from time to time in accordance with applicable laws and Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the RSU Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the RSU Award shall terminate and become of no further effect.
7.Withholding. Participant may be required to pay to the Company or any of its Affiliates, and, notwithstanding anything in the Plan to the contrary, the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Share Units, their grant or vesting or any payment or transfer with respect to the Restricted Share Units up to the maximum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. To satisfy Participant’s maximum income, employment and/or other applicable taxes that are statutorily required to be withheld, the Company shall withhold from the Common Shares otherwise issuable or deliverable to, or that would otherwise be retained by, Participant Common Shares with an aggregate Fair Market Value equal to an amount not in excess of such maximum statutorily required withholding liability (or portion thereof). Without limiting the foregoing, if any portion of the RSU Award is considered to provide a “deferral of compensation” under Section 409A of the Code, certain payroll taxes (FICA) may be due upon Participant satisfying the age and service requirements for Retirement or upon Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination, and in any such case, the Company shall be authorized to withhold the applicable employee portion of Participant’s FICA tax obligations at such time and on any applicable dates thereafter and, to satisfy Participant’s FICA tax obligations, the Company shall

Exhibit 10.1

withhold Common Shares consistent with the previous sentence.
8.Securities Laws; Cooperation. Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the LLC Agreement, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.
9.Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10.Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.
11.RSU Award Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Restricted Share Units granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.
12.Section 409A. It is intended that the Restricted Share Units granted hereunder shall comply with or be exempt from Section 409A of the Code (with such exemption pursuant to the "short-term deferral" rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be so exempt or in compliance. Except as otherwise permitted under Section 409A of the Code, the settlement of the Restricted Share Units

Exhibit 10.1

shall not be accelerated or deferred (including accelerated settlement otherwise permitted under Section 12(b) of the Plan) unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A of the Code; provided that, for the avoidance of doubt, nothing in this Agreement shall otherwise restrict the Committee’s ability to accelerate vesting of the Restricted Share Units in accordance with Section 12(b) of the Plan so long as settlement is not accelerated or deferred except as otherwise permitted under Section 409A of the Code.
[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Date of Grant.
GREENBACKER    RENEWABLE    ENERGY COMPANY LLC

		By:
		/s/ Debi Lee
		Debi Lee, CPO

Date of Grant:	September 1, 2025
Target Number of Restricted Share Units Granted:	98,386.46
Vesting Commencement Date:	April 1, 2025

Acknowledged and Agreed
as of the date first written above:

/s/ Daniel de Boer
Daniel de Boer

Signature Page RSU Agreement

Exhibit 10.1
DANIEL DE BOER TIME-BASED VESTING PROMOTIONAL GRANT Tranche 1

GREENBACKER RENEWABLE ENERGY COMPANY LLC 2023 EQUITY INCENTIVE PLAN

RESTRICTED SHARE UNIT GRANT AND AGREEMENT

This RESTRICTED SHARE UNIT GRANT AND AGREEMENT (this "Agreement"), is made effective on September 1, 2025 (the "Date of Grant") by and between Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (together with its successors and assigns, the "Company") and the participant ("Participant") identified on the signature page attached hereto (the "Signature Page").
R E C I T A L S:
WHEREAS, the Company has adopted the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan (as it may be amended, the "Plan"), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its Members to grant the Restricted Share Units provided for herein to Participant pursuant to the Plan and the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.Grant of Restricted Share Units.
(a)Grant. The Company hereby grants to Participant on the Date of Grant, on the terms and conditions hereinafter set forth in this Agreement, 98,386.46 Restricted Share Units in respect of Class P-I Shares (the "RSU Award"), subject to adjustment as set forth in the Plan and this Agreement.
(b)Vesting.
(i)The RSU Award shall be fully vested on the grant date.
(ii)For purposes of this Agreement, (A) any Restricted Share Unit which has become vested in accordance with this Agreement shall be referred to as a "Vested Restricted Share Unit", and (B) any Restricted Share Unit which is not a Vested Restricted Share Unit shall be referred to as an "Unvested Restricted Share Unit".
(c)Settlement of Restricted Share Units.
(i)Vested Restricted Share Units shall be settled as soon as reasonably practicable following the vesting of such Vested Restricted Share Units

Exhibit 10.1

(and, in any event, no later than the date which is two and one-half (2½) months following the end of the calendar year in which such vesting occurs); provided, however, that notwithstanding the foregoing, if Participant’s first date of Retirement eligibility is prior to the date that any portion of the RSU Award is scheduled to vest under Section 1(b)(i) (without regard to Section 1(b)(ii)), then such portion shall be settled as soon as reasonably practicable, but in all events within ninety (90) days, following the earlier of (A) the date such portion is scheduled to vest in accordance with Section 1(b)(i) (without regard to Section 1(b)(ii)) and
(B) the date of Participant’s death.
(ii)Upon the settlement of a Vested Restricted Share Unit, the Company shall pay to Participant an amount equal to the value of one Class P-I Share, as determined by the Committee. As determined by the Committee, the Company shall pay such amount in (w) cash, (x) Common Shares (y) other securities or other property (including, without limitation, Corp Stock), as applicable or (z) any combination thereof.
(iii)Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to issue or transfer any Common Shares as contemplated by this Agreement unless and until such issuance or transfer complies with all relevant provisions of law. As a condition to the settlement of any portion of the RSU Award evidenced by this Agreement, Participant may be required to deliver certain documentation to the Company.
2.Repayment of Proceeds; Clawback. The RSU Award and all proceeds related to the RSU Award are subject to the clawback and repayment terms set forth in Sections 14(v) and 14(w) of the Plan and the Company's clawback policy, as in effect from time to time. If Participant's service with the Company Group is terminated by the Company for Cause or the Company Group discovers after Participant's Termination that grounds for a Termination for Cause existed at the time thereof, then Participant shall be required to pay to the Company, within ten (10) business days following the Company's request to Participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received either in cash in respect of the settlement of Restricted Share Units, or upon the sale or other disposition of, or Distributions in respect of, Common Shares acquired upon the settlement of the RSU Award. Any reference in this Agreement to grounds existing for a Termination for Cause shall be determined without regard to any notice period, cure period or other procedural delay or event required prior to a finding of, or Termination for, Cause. The foregoing remedy shall not be exclusive.
3.Legend. To the extent applicable, all book entries (or certificates, if any) representing the Common Shares delivered to Participant as contemplated by Section 1(c) above shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the

Exhibit 10.1

book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of any restrictions.
4.Joinder Agreement. As a condition precedent to the issuance of any Common Shares pursuant to Section 1(c) hereof, if Participant has not already done so, Participant shall be required to sign a joinder agreement to the LLC Agreement in the form supplied by the Company.

5.No Right to Continued Engagement. Neither the Plan nor this Agreement nor Participant's receipt of the Restricted Share Units hereunder shall impose any obligation on the Company Group to continue the engagement of Participant. Further, the Company Group may at any time terminate the engagement of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.
6.Restrictions on Transfer; Lock-up. Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSU Award, other than to Permitted Transferees as may be permitted by the Committee from time to time in accordance with applicable laws and Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the RSU Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the RSU Award shall terminate and become of no further effect.
7.Withholding. Participant may be required to pay to the Company or any of its Affiliates, and, notwithstanding anything in the Plan to the contrary, the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Share Units, their grant or vesting or any payment or transfer with respect to the Restricted Share Units up to the maximum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. To satisfy Participant’s maximum income, employment and/or other applicable taxes that are statutorily required to be withheld, the Company shall withhold from the Common Shares otherwise issuable or deliverable to, or that would otherwise be retained by, Participant Common Shares with an aggregate Fair Market Value equal to an amount not in excess of such maximum statutorily required withholding liability (or portion thereof). Without limiting the foregoing, if any portion of the RSU Award is considered to provide a “deferral of compensation” under Section 409A of the Code, certain payroll taxes (FICA) may be due upon Participant satisfying the age and service requirements for Retirement or upon Participant’s Termination due to death, Qualifying Disability, a Determination of Incompetence or a Qualifying Change in Control Termination, and in any such case, the Company shall be authorized to withhold the applicable employee portion of Participant’s FICA tax obligations at such time and on any applicable dates thereafter and, to satisfy Participant’s FICA tax obligations, the Company shall withhold Common Shares consistent with the previous sentence.
8.Securities Laws; Cooperation. Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the LLC Agreement, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

Exhibit 10.1

9.Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10.Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold Restricted Share Units pursuant to a valid assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.
11.RSU Award Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Restricted Share Units granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.
12.Section 409A. It is intended that the Restricted Share Units granted hereunder shall comply with or be exempt from Section 409A of the Code (with such exemption pursuant to the "short-term deferral" rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be so exempt or in compliance. Except as otherwise permitted under Section 409A of the Code, the settlement of the Restricted Share Units shall not be accelerated or deferred (including accelerated settlement otherwise permitted under Section 12(b) of the Plan) unless such acceleration or deferral would not result in additional tax or interest pursuant to Section 409A of the Code; provided that, for the avoidance of doubt, nothing in this Agreement shall otherwise restrict the Committee’s ability to accelerate vesting of the Restricted Share Units in accordance with Section 12(b) of the Plan so long as settlement is not accelerated or deferred except as otherwise permitted under Section 409A of the Code.

Exhibit 10.1

[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Date of Grant.
GREENBACKER    RENEWABLE    ENERGY COMPANY LLC

		By:
		/s/ Debi Lee
		Debi Lee, CPO

Date of Grant:	September 1, 2025
Target Number of Restricted Share Units Granted:	98,386.46
Date Vested:	September 1, 2025

Acknowledged and Agreed
as of the date first written above:

/s/ Daniel de Boer
Daniel de Boer

Signature Page RSU Agreement